================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
(Date of earliest event reported)    June 19, 1998 (December 31, 1997)
                                     ---------------------------------

                              GLIMCHER REALTY TRUST
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Maryland                      1-12482                   31-1390518
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)            IDENTIFICATION NO.)



      20 South Third Street, Columbus, Ohio                         43215
--------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

Registrant's telephone number, including area code (614) 621-9000
                                                   -----------------------------

--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



================================================================================

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On June 1, 1998, Glimcher Northtown Venture, LLC, a Delaware limited liability company of which the managing member is a wholly owned subsidiary of Glimcher Realty Trust (the "Company") and of which the only other member is Glimcher Properties Limited Partnership (the "Operating Partnership"), acquired Northtown Mall ("Northtown") from Northtown LLP, State of Wisconsin Investment Board and Northtown Associates. Northtown is located in Blaine, Minnesota and contains approximately 842,000 square feet of gross leasable area. The purchase price for Northtown was approximately $54.0 million and was paid in cash. The funds to pay the purchase price were obtained from the proceeds of (i) a loan of $40.0 million made by Nomura Asset Capital Corporation secured by a first mortgage lien on Northtown having an interest rate of LIBOR (approximately 5.65% at June 1, 1998), plus 125 basis points per annum with a maturity in August 2001 and (ii) the borrowing of approximately $14.0 million under the Operating Partnership's credit facility which currently bears interest at a rate of LIBOR plus 160 basis points per annum.

             The Operating Partnership has entered into an agreement with SI-Lloyd Associates Limited Partnership and LGM Partners (the "Sellers") pursuant to which it will acquire Lloyd Center Mall ("Lloyd"). Lloyd is located in Portland, Oregon and contains approximately 1.5 million square feet of gross leasable area. The Operating Partnership will pay approximately $166.8 million in cash for Lloyd. The Company expects that the funds required will be obtained from the proceeds of (i) a three year loan of approximately $130.0 million secured by a first mortgage lien on Lloyd having an interest rate of LIBOR plus 125 basis points per annum and (ii) the borrowing of approximately $36.8 million under the Operating Partnership's credit facility which currently bears interest at a rate of LIBOR plus 160 basis points per annum.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Included herewith are the following financial statements of Northtown and Lloyd (and the Independent Accountants' Report thereon).

                  - Statement of Revenues and Certain Expenses for the year ended December 31, 1997 and the three months ended March 31, 1998.

         (b)      Pro Forma Financial Information

                  Included here with are an unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998, and the unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 and the year ended December 31, 1997, for Glimcher Realty Trust.

         (c)      Exhibits

                  10.1 Promissory Note dated as of June 1, 1998, issued by Glimcher Northtown Venture, LLC, in the amount of forty million dollars ($40,000,000.00).

                  10.2 Mortgage, assignment of leases and rents, security agreement and fixture financing statement by Glimcher Northtown Venture, LLC, to Nomura Asset Capital Corporation dated as of June 1, 1998.

                  23. Consent of Independent Accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 19, 1998


                              GLIMCHER REALTY TRUST

                              By: /s/ William G. Cornely
                                  ---------------------------------------------
                                  William G. Cornely,
                                  Senior Executive Vice President, Chief
                                  Operating Officer and Chief Financial Officer

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees
  and Shareholders of
Glimcher Realty Trust


         We have audited the statement of revenues and certain expenses of Northtown Mall for the year ended December 31, 1997. This financial statement is the responsibility of Northtown Mall's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenues and certain expenses, as described in Note 1, was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Glimcher Realty Trust. The statement of revenues and certain expenses is not intended to be a complete presentation of Northtown Mall's revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of Northtown Mall for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.


Columbus, Ohio
May 27, 1998

                                       NORTHTOWN MALL

                         STATEMENT OF REVENUES AND CERTAIN EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE THREE
                           MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
                                   (DOLLARS IN THOUSANDS)
                                                                                  THREE
                                                                  YEAR ENDED   MONTHS ENDED
                                                                 DECEMBER 31,    MARCH 31,
                                                                     1997         1998
                                                                 ------------  ------------
                                                                                (UNAUDITED)
Revenues:
   Minimum rents ..........................................        $ 4,790        $1,270
   Percentage rents .......................................            792           118
   Tenant recoveries ......................................          4,279         1,139
   Other ..................................................            574           188
                                                                   -------        ------
                                                                    10,435         2,715
                                                                   -------        ------

Certain expenses:
   Real estate taxes ......................................          2,097           554
   Recoverable operating expenses .........................          2,244           601
   Other operating expenses ...............................            479           172
                                                                   -------        ------
                                                                     4,820         1,327
                                                                   -------        ------

         Revenues in excess of certain expenses............        $ 5,615        $1,388
                                                                   =======        ======

     The accompanying notes are an integral part of the financial statement.

                                 NORTHTOWN MALL
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.       BUSINESS AND BASIS OF PRESENTATION

         The accompanying financial statement is not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of Northtown Mall, ("Northtown"), have been excluded. Management of Northtown is not aware of any material factors relating to Northtown that would cause the reported financial information not to be indicative of future operating results. Expenses excluded consist of interest, depreciation and amortization, management fees and other costs not directly related to the future operations of Northtown.

         The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions. For example, estimates are used to establish tenant recoveries, rents, property operating expenses, real estate taxes and provisions for accounts receivable. Actual results could differ from those estimates.

         The accompanying interim unaudited statement of revenues and certain expenses for the three months ended March 31, 1998, has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of Northtown for the three months ended March 31, 1998, have been included. The results of operations for interim periods are not necessarily indicative of the results for the full year.

2.       OPERATING LEASES

         Minimum rents contain straight-line adjustments for rental revenue in accordance with generally accepted accounting principles. The net rental revenue increase resulting from straight-line adjustments for the year ended December 31, 1997 was $84. No rental payments from individual tenants represented 10.0% or more of the total rents for any period presented.

         Northtown provides for doubtful accounts representing that portion of accounts receivable which is estimated to be uncollectible and has provided $270 for the year ended December 31, 1997, in other operating expenses.

         Northtown is leased to tenants under operating leases with expiration dates extending to the year 2011. Future minimum rents do not include amounts which may be received from certain tenants based upon a percentage of their gross sales or as a reimbursement of operating expense. Future minimum rents under non-cancelable leases for the year ending December 31, are approximately as follows:

              1998..................................       $ 4,380
              1999..................................         3,976
              2000..................................         3,665
              2001..................................         3,307
              2002..................................         3,024
            Thereafter..............................        13,159
                                                           -------
                                                           $31,511
                                                           =======

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees
  and Shareholders of
Glimcher Realty Trust


         We have audited the statement of revenues and certain expenses of Lloyd Center Mall for the year ended December 31, 1997. This financial statement is the responsibility of Lloyd Center Mall's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenues and certain expenses, as described in Note 1, was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Glimcher Realty Trust. The statement of revenues and certain expenses is not intended to be a complete presentation of Lloyd Center Mall's revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of Lloyd Center Mall for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                   COOPERS & LYBRAND L.L.P.


Columbus, Ohio
May 27, 1998

                                   LLOYD CENTER MALL

                       STATEMENT OF REVENUES AND CERTAIN EXPENSES
                   FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE THREE
                        MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
                                 (DOLLARS IN THOUSANDS)
                                                                             THREE
                                                             YEAR ENDED   MONTHS ENDED
                                                            DECEMBER 31,    MARCH 31,
                                                                1997          1998
                                                            ------------  ------------
                                                                           (UNAUDITED)
Revenues:
   Minimum rents......................................        $12,808        $3,368
   Percentage rents ..................................          1,740           165
   Tenant recoveries .................................          6,820         1,825
   Other .............................................          1,889           378
                                                              -------        ------
                                                               23,257         5,736
                                                              -------        ------

Certain expenses:
   Real estate taxes .................................          2,262           565
   Recoverable operating expenses ....................          5,498         1,506
   Other operating expenses ..........................          1,308           222
                                                              -------        ------
                                                                9,068         2,293
                                                              -------        ------

         Revenues in excess of certain expenses ......        $14,189        $3,443
                                                              =======        ======

     The accompanying notes are an integral part of the financial statement.

                                LLOYD CENTER MALL
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.       BUSINESS AND BASIS OF PRESENTATION

         The accompanying financial statement is not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of Lloyd Center Mall, ("Lloyd"), have been excluded. Management of Lloyd is not aware of any material factors relating to Lloyd that would cause the reported financial information not to be indicative of future operating results. Expenses excluded consist of interest, depreciation and amortization, management fees and other costs not directly related to the future operations of Lloyd.

         The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions. For example, estimates are used to establish tenant recoveries, rents, property operating expenses, real estate taxes and provisions for accounts receivable. Actual results could differ from those estimates.

         The accompanying interim unaudited statement of revenues and certain expenses for the three months ended March 31, 1998, has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of Lloyd for the three months ended March 31, 1998, have been included. The results of operations for interim periods are not necessarily indicative of the results for the full year.

2.       OPERATING LEASES

         Minimum rents contain straight-line adjustments for rental revenue in accordance with generally accepted accounting principles. The net rental revenue increase resulting from straight-line adjustments for the year ended December 31, 1997 was $113. No rental payments from individual tenants represented 10% or more of the total rents for any period presented.

         Lloyd provides for doubtful accounts representing that portion of accounts receivable which is estimated to be uncollectible and has provided $230 for the year ended December 31, 1997, in other operating expenses.

         Lloyd is leased to tenants under operating leases with expiration dates extending to the year 2017. Future minimum rents do not include amounts which maybe received from certain tenants based upon a percentage of their gross sales or as a reimbursement of operating expense. Future minimum rents under non-cancelable leases for the year ending December 31, are approximately as follows:

                   1998..................................   $12,632
                   1999..................................    12,523
                   2000..................................    12,051
                   2001..................................     8,589
                   2002..................................     5,995
                 Thereafter..............................    19,370
                                                            -------
                                                            $71,160
                                                            =======

                                                       GLIMCHER REALTY TRUST
                                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                                       AS OF MARCH 31, 1998
                                                            (UNAUDITED)
                                    (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PAR VALUE AMOUNTS)
                                                              ASSETS
                                                                                                                       GLIMCHER
                                                                                    GLIMCHER                         REALTY TRUST
                                                                                     REALTY                          CONSOLIDATED
                                                                                     TRUST           ADJUSTMENTS      PRO FORMA
                                                                                     -----           -----------      ---------
                                                                                      (A)
Investment in real estate:
  Land ....................................................................        $   91,177         $ 33,268 (B)    $  124,445
  Buildings, improvements and equipment ...................................           977,609          187,320 (B)     1,164,929
  Developments in progress:
     Land .................................................................             6,521                              6,521
     Developments .........................................................            11,162                             11,162
                                                                                   ----------         --------        ----------
                                                                                    1,086,469          220,588         1,307,057
  Less accumulated depreciation ...........................................           114,554                            114,554
                                                                                   ----------         --------        ----------
     Net investment in real estate ........................................           971,915          220,588         1,192,503
Cash and cash equivalents .................................................             5,619                              5,619
Cash in escrow ............................................................             7,062                              7,062
Investment in and advances to unconsolidated entities .....................           176,452                            176,452
Tenant accounts receivable, net ...........................................            25,043                             25,043
Deferred expenses, net ....................................................             7,623            2,017 (C)         9,640
Prepaid and other assets ..................................................            17,321              313 (B)        17,634
                                                                                   ----------         --------        ----------
                                                                                   $1,211,035         $222,918        $1,433,953
                                                                                   ==========         ========        ==========

                                               LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable ....................................................        $  494,149         $170,000 (C)    $  664,149
Notes payable .............................................................           142,167           52,734 (C)       194,901
Accounts payable and accrued expenses .....................................            21,915              184 (B)        22,099
Distributions payable .....................................................            17,726                             17,726
                                                                                   ----------         --------        ----------
                                                                                      675,957          222,918           898,875
Minority interest in operating partnership ................................            35,733                             35,733

Redeemable preferred shares:
    Series A-1 and Series C convertible preferred shares of
     beneficial interest, $0.01 par value, 90,000 and 34,000
     shares issued and outstanding as of March 31, 1998 and
     December 31, 1997, respectively ......................................            90,000                             90,000

Shareholders' equity:
    Series B cumulative redeemable preferred shares of beneficial
     interest, $0.01 par value, 5,118,000 shares issued and outstanding....           127,950                            127,950
    Common shares of beneficial interest, $0.01 par value, 23,681,312 and 23,669,960 shares issued and outstanding as of March 31, 1998
     and December 31, 1997, respectively ..................................               237                                237
  Additional paid-in capital ..............................................           352,804                            352,804
  Distributions in excess of accumulated earnings .........................           (71,646)                           (71,646)
                                                                                   ----------         --------        ----------
                                                                                   $1,211,035         $222,918        $1,433,953
                                                                                   ==========         ========        ==========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

                                                        GLIMCHER REALTY TRUST

                                           PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                              FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                             (UNAUDITED)
                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                                                                       GLIMCHER
                                                          GLIMCHER                                                    REALTY TRUST
                                                           REALTY                                                     CONSOLIDATED
                                                           TRUST         NORTHTOWN       LLOYD        ADJUSTMENTS      PRO FORMA
                                                           -----         ---------       -----        -----------      ---------
                                                             (A)            (B)           (B)
Revenues:
     Minimum rents .....................................   $29,638         $1,270        $3,368                         $34,276
     Percentage rents ..................................     1,175            118           165                           1,458
     Tenant recoveries .................................     7,190          1,139         1,825                          10,154
     Other .............................................     1,661            188           378                           2,227
                                                           -------         ------        ------                         -------
       Total revenues ..................................    39,664          2,715         5,736                          48,115
                                                           -------         ------        ------                         -------
Operating expenses:
     Real estate taxes .................................     3,796            554           565                           4,915
     Recoverable operating expenses ....................     4,152            601         1,506                           6,259
                                                           -------         ------        ------                         -------
                                                             7,948          1,155         2,071                          11,174
     Other operating expenses ..........................       875            172           222                           1,269
                                                           -------         ------        ------                         -------
       Total operating expenses ........................     8,823          1,327         2,293                          12,443
                                                           -------         ------        ------                         -------

Depreciation and amortization ..........................     8,051                                      $ 1,230 (C)       9,281
General and administrative .............................     2,138                                                        2,138
Interest income ........................................       620                                                          620
Interest expense .......................................    10,205                                        3,950 (D)      14,155
Equity in income (loss) of unconsolidated entities .....      (188)                                                        (188)
Minority interest in operating partnership .............       667                                          (39)(E)         628
                                                           -------         ------        ------         -------         -------
       Net income ......................................    10,212          1,388         3,443          (5,141)          9,902
Preferred stock dividends ..............................     4,908                                                        4,908
                                                           -------         ------        ------         -------         -------
       Net income available to common shareholders.....    $ 5,304         $1,388        $3,443         $(5,141)        $ 4,994
                                                           =======         ======        ======         =======         =======

Earnings per share diluted .............................   $  0.22                                                      $  0.21 (F)
                                                           =======                                                      =======

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

                                                            GLIMCHER REALTY TRUST

                                               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                 (UNAUDITED)
                                              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                                                                       GLIMCHER
                                                          GLIMCHER                                                   REALTY TRUST
                                                           REALTY                                                    CONSOLIDATED
                                                           TRUST          NORTHTOWN        LLOYD     ADJUSTMENTS      PRO FORMA
                                                           -----          ---------        -----     -----------      ---------
                                                            (A)              (B)            (B)
Revenues:
     Minimum rents .....................................  $107,895         $ 4,790        $12,808                      $125,493
     Percentage rents ..................................     3,499             792          1,740                         6,031
     Tenant recoveries .................................    24,186           4,279          6,820                        35,285
     Other .............................................     4,558             574          1,889                         7,021
                                                          --------         -------        -------                      --------
       Total revenues ..................................   140,138          10,435         23,257                       173,830
                                                          --------         -------        -------                      --------
Operating expenses:
     Real estate taxes .................................    10,868           2,097          2,262                        15,227
     Recoverable operating expenses ....................    15,515           2,244          5,498                        23,257
                                                          --------         -------        -------                      --------
                                                            26,383           4,341          7,760                        38,484
     Other operating expenses ..........................     3,165             479          1,308                         4,952
                                                          --------         -------        -------                      --------
       Total operating expenses ........................    29,548           4,820          9,068                        43,436
                                                          --------         -------        -------                      --------

Depreciation and amortization ..........................    27,869                                     $  4,917 (C)      32,786
General and administrative .............................     8,286                                                        8,286
Gain on sale of property ...............................       155                                                          155
Interest income ........................................     1,032                                                        1,032
Interest expense .......................................    42,146                                       15,654 (D)      57,800
Equity in income (loss) of unconsolidated entities .....      (661)                                                        (661)
Minority interest in operating partnership .............     3,022                                          (76)(E)       2,946
                                                          --------         -------        -------      --------        --------
       Net income ......................................    29,793           5,615         14,189       (20,495)         29,102
Preferred stock dividends ..............................     4,705                                                        4,705
                                                          --------         -------        -------      --------        --------
       Net income available to common shareholders .....  $ 25,088         $ 5,615        $14,189      $(20,495)       $ 24,397
                                                          ========         =======        =======      ========        ========

Earnings per share diluted..............................  $   1.12                                                     $   1.09 (F)
                                                          ========                                                     ========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION

         The accompanying unaudited pro forma consolidated balance sheet is presented as if the acquisition of Northtown and Lloyd occurred as of March 31, 1998.

         The accompanying unaudited pro forma consolidated statements of operations are presented as if the acquisition of Northtown and Lloyd had been made as of January 1, 1997.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Glimcher Realty Trust (the "Company"), Northtown and Lloyd. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of Northtown and Lloyd have been made.

         The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position would have been as of March 31, 1998, or what the actual results of operations of the Company would have been assuming the acquisition of Northtown and Lloyd had been completed as of January 1, 1997, nor do they purport to represent the results for future periods.

2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

(A) Reflects the balance sheet of the Company as of March 31, 1998.

(B) Reflects the allocation of the purchase price of $220,588 between land and buildings, improvements and equipment and the assumption of certain accrued expenses.

(C) Reflects the placement of new mortgage notes payable of $170,000, the net increase in the Company's credit facility and related financing costs associated with the acquisition of Northtown and Lloyd.

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)


3.       ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

         A) Reflects the operations of the Company for the pro forma periods indicated.

         (B) Reflects revenues and certain expenses of Northtown and Lloyd for the pro forma periods.

         (C) Reflects depreciation and amortization relative to the purchase of Northtown and Lloyd.

         (D) Reflects the increase in interest expense based upon the weighted average interest rates for the periods presented, as follows:

                                                               THREE MONTHS
                                                                  ENDED               YEAR ENDED
                                                              MARCH 31, 1998      DECEMBER 31, 1997
                                                              --------------      -----------------
            Interest on mortgage note payable - Northtown...      $  701               $ 2,757
            Interest on mortgage note payable - Lloyd.......       2,278                 8,961
            Interest on the Company's credit facility.......         971                 3,936
                                                                  ------               -------
                                                                  $3,950               $15,654
                                                                  ======               =======

         (E) Reflects the adjustment in minority interest in operating partnership as a result of the pro forma adjustments to net income.

         (F) Pro forma earnings per diluted share is based upon 26,815,380 and 24,995,415 shares as of March 31, 1998 and December 31, 1997, respectively.

                              GLIMCHER REALTY TRUST
                                INDEX TO EXHIBITS


EXHIBITS
--------

10.1 Promissory note dated as of June 1, 1998, issued by Glimcher Northtown Venture, LLC, in the amount of forty million dollars ($40,000,000.00).

10.2 Mortgage, assignment of leases and rents, security agreement and fixture financing statement by Glimcher Northtown Venture, LLC, to Nomura Asset Capital Corporation dated as of June 1, 1998.

23. Consent of Independent Accountants